SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2003

KNIGHT TRADING GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-14223	22-3689303
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.

525 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Knight Trading Group, Inc.

Current Report on Form 8-K

Item 7.    Financial Statements and Exhibits.

a.             Financial Statements

Not required

b.             Pro forma Financial Information

Not required

c.             Exhibits

None

Item 9.     Regulation FD Disclosure

The registrant announced that, as of December 1, 2003, it has completed the previously announced acquisition of the business of Donaldson & Co. Incorporated, a privately held firm offering soft dollar and commission recapture programs to institutions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated:   December 1, 2003

KNIGHT TRADING GROUP, INC.

By:	/S/ JOHN H. BLUHER

Name:	John H. Bluher
Title:	Executive Vice President,
General Counsel and Secretary